Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com Exhibit 99.1 NEWS RELEASE FOR IMMEDIATE RELEASE Simpson Manufacturing Co. Announces Retirement of Chief Financial Officer and Treasurer, Brian Magstadt Pleasanton, CA – July 31, 2024 –Simpson Manufacturing Co., Inc. (the “Company”) (NYSE: SSD), an industry leader in engineered structural connectors and building solutions, today announced that Brian Magstadt, Chief Financial Officer and Treasurer, has informed the Company of his intention to retire effective December 31, 2024. Mr. Magstadt joined Simpson in 2004 and has served as the Company’s Chief Financial Officer and Treasurer since 2012. The Company has initiated a comprehensive search for a new Chief Financial Officer consisting of both internal and external candidates. Mike Olosky, Simpson's President and Chief Executive Officer, commented, “Brian has been an integral part of the Simpson team for the past 20 years. His unmatched leadership and dedication to our mission were instrumental in perpetuating Simpson’s values-based culture through a period of significant transformation during his 12 years as CFO. On behalf of the entire Simpson team, I’d like to thank Brian for his invaluable contributions to the Company that have resulted in extraordinary growth, improved profitability, and increased stockholder value. I am personally appreciative of his strategic insights and counsel since I’ve joined the Company that have helped accelerate our market outperformance and inspire innovative thinking. We wish him all the best in his retirement.” Mr. Olosky continued, “The search for a new CFO is already underway and we look forward to further strengthening our team and culture that continues to differentiate Simpson as the partner of choice for all of our key stakeholders.”

Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com Mr. Magstadt added, “It has been a true privilege to serve as Simpson’s CFO and to further our mission of helping people build safer, stronger structures. I am grateful to have had the opportunity to work with such a talented team of colleagues over the years and am very proud of all that we have accomplished together. I am confident the Company is well-positioned for future growth, and I look forward to following Simpson’s continued success.” About Simpson Manufacturing Co., Inc. Simpson Manufacturing Co., Inc., headquartered in Pleasanton, California, through its subsidiaries, including Simpson Strong-Tie Company Inc., designs, engineers and is a leading manufacturer of wood construction products, including connectors, truss plates, fastening systems, fasteners and shear walls, and concrete construction products, including adhesives, specialty chemicals, mechanical anchors, powder actuated tools and reinforcing fiber materials. The Company primarily supplies its building product solutions to both the residential and commercial markets in North America and Europe. The Company's common stock trades on the New York Stock Exchange under the symbol "SSD." Cautionary Note Regarding Forward-Looking Statements This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as "anticipate," "believe," "estimate," "expect," "intend," "plan," "outlook," "target," "continue," "predict," "project," "change," "result," "future," "will," "could," "can," "may," "likely," "potentially," or similar expressions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our ongoing integration of ETANCO, our strategic initiatives,

Simpson Manufacturing Co., Inc. 5956 W. Las Positas Boulevard Pleasanton, CA 94588 Phone: 800.925.5099 Fax: 925.847.1597 www.simpsonmfg.com including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in or implied by our forward-looking statements include the effect of global pandemics such as the COVID-19 pandemic and other widespread public health crisis and their effects on the global economy, the effects of inflation and labor and supply shortages, on our operations, the operations of our customers, suppliers and business partners, and our ongoing integration of ETANCO, as well as those discussed in the "Risk Factors" and " Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. CONTACT: Addo Investor Relations investor.relations@strongtie.com (310) 829-5400